UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2014

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On April 8, 2014, Interval Acquisition Corp., (the “Borrower”) a wholly-owned subsidiary of Interval Leisure Group, Inc. (“ILG”) entered into a First Amendment to Credit Agreement and Incremental Revolving Commitment Agreement with Wells Fargo Bank, National Association, as Administrative Agent and the lenders party to the amendment (the “Amendment”).

The Amendment increases the revolving credit facility from $500 million to $600 million, extends the maturity of the credit facility to April 2019 and provides for certain other amendments to covenants.  Under the Amendment, the maximum consolidated leverage ratio will be 3.5 to 1.0 and the minimum consolidated interest coverage ratio will be 3.0 to 1.0. The interest rates and commitment fees remain unchanged.

ILG and certain subsidiaries of the Borrower (the “Subsidiary Guarantors”) continue to guarantee the Borrower’s obligations under the Amendment. Borrowings continue to be secured by (1) 100% of the voting equity securities of the Borrower and the Borrower’s U.S. subsidiaries and 65% of the Borrower’s first-tier foreign subsidiaries and (2) substantially all of the tangible and intangible property of the Borrower and the Subsidiary Guarantors (excluding any interests in owned and leased real property).

A copy of the Amendment is attached to this Current Report as Exhibit 10.1, and is incorporated herein by this reference. The description of the Amendment above is qualified in its entirety by reference to the complete terms and conditions of the Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which discussion is incorporated herein by this by reference.

Item 7.01 Regulation FD Disclosure

On April 8, 2014, ILG issued a press release announcing its entry into the Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” with the U.S. Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits to this Form 8-K

Exhibit No.	Description
10.1

First Amendment to Credit Agreement and Incremental Revolving Commitment Agreement, dated as of April 8, 2014, among Interval Acquisition Corp., as Borrower; Interval Leisure Group, Inc. and certain subsidiaries of the Borrower as Guarantors, the lenders who are party to the Amendment, and Wells Fargo Bank, National Association, as Administrative Agent for the lender.

99.1	Press Release dated April 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ John A. Galea
Name:	John A. Galea
Title:	Senior Vice President and
Chief Accounting Officer

Date:  April 8, 2014

EXHIBIT LIST

Exhibit No.	Description
10.1

First Amendment to Credit Agreement and Incremental Revolving Commitment Agreement, dated as of April 8, 2014, among Interval Acquisition Corp., as Borrower; Interval Leisure Group, Inc. and certain subsidiaries of the Borrower as Guarantors, the lenders who are party to the Amendment, and Wells Fargo Bank, National Association, as Administrative Agent for the lender.

99.1	Press Release dated April 8, 2014